SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                     Old Republic International Corporation
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                (Name of Registrant as Specified In Its Charter)


                     Old Republic International Corporation
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                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0.11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500  per each party  to the  controversy  pursuant  to  Exchange  Act  Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

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        2)     Aggregate number of securities to which transaction applies:

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        3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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        4)     Proposed maximum aggregate value of transaction:

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1  Set forth the amount on which the filing fee is calculated and state how it was determined

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[ ]  Check  box if  any part of the fee is offset as provided  by  Exchange  Act
     Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1)       Amount Previously Paid:

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         2)       Form, Schedule or Registration Statement No.:

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         3)       Filing Party:

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         4)       Date Filed:

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